Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Entergy Savings Plan (as amended and restated effective January 1, 2013) obtained its latest determination letter on May 30, 2014, in which the IRS states that the Entergy Savings Plan, as then designed, was in compliance with the applicable requirements of the IRC of 1986 as amended. Entergy Savings Plan has been amended since receiving the determination letter. However, Entergy Corporation, as Plan Sponsor, believes that the Entergy Savings Plan is currently designed and operated in compliance with the applicable requirements of the IRC, and the Entergy Savings Plan and related Master Trust continue to be tax-exempt. Accordingly, no provisions for income taxes have been included in the Entergy Savings Plan's financial statements.